UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-06042

Name of Fund: The Europe Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, The Europe Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 12/31/05

Date of reporting period: 01/01/05 - 12/31/05

Item 1 - Report to Stockholders

                                The Europe
                                Fund, Inc.

                                Annual Report
                                December 31, 2005

The Europe Fund, Inc.

Geographic Allocation as a Percentage of Total Investments as of December 31,
2005

A pie graph depicting Geographic Allocation as a Percentage of Total Investments as of December 31, 2005

Austria                                                                     2.9%
Belgium                                                                     1.6%
Finland                                                                     1.6%
France                                                                     18.7%
Germany                                                                     8.0%
Ireland                                                                     3.4%
Italy                                                                       7.5%
Netherlands                                                                 3.8%
Norway                                                                      1.4%
Spain                                                                       6.9%
Sweden                                                                      3.8%
Switzerland                                                                11.3%
United Kingdom                                                             29.1%

Portfolio Information as of December 31, 2005

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
--------------------------------------------------------------------------------
GlaxoSmithKline Plc ..................................................    3.6%
Total SA .............................................................    3.5
Novartis AG ..........................................................    3.2
Nestle SA ............................................................    3.1
Royal Bank of Scotland Group Plc .....................................    3.0
AstraZeneca Plc ......................................................    2.8
Banco Santander Central Hispano SA ...................................    2.7
BNP Paribas SA .......................................................    2.5
Siemens AG ...........................................................    2.5
Banco Bilbao Vizcaya Argentaria SA ...................................    2.4
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Industries*                                              Net Assets
--------------------------------------------------------------------------------
Commercial Banks .....................................................   27.2%
Oil, Gas & Consumable Fuels ..........................................   10.8
Pharmaceuticals ......................................................    9.6
Food Products ........................................................    4.9
Electric Utilities ...................................................    3.6
--------------------------------------------------------------------------------
* For Fund compliance purposes, "Industries" means any one or more of the sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


2               THE EUROPE FUND, INC.           DECEMBER 31, 2005

A Letter From the President

Dear Shareholder

On balance, 2005 was a year of "muddling through" for the U.S. financial markets, as oil prices reached new record highs, the Federal Reserve Board (the
Fed) increased the target federal funds rate from 2.25% to 4.25%, the housing market and the consumer finally showed some signs of slowing, and Hurricanes Katrina and Rita ravaged the Gulf Coast, causing yet untold economic damage.

Although they struggled, stocks managed to post their third straight year of positive performance. The year was equally uncertain for fixed income markets, which were bemused by a flattening yield curve and a number of significant credit events that brought a slowdown in high yield market returns. Notably, the one-year results for the major asset classes -- stocks, bonds and cash -- were the closest they have been in more than 100 years. For the 12- and six-month periods ended December 31, 2005, most of the major market indexes managed to land in positive territory:

Total Returns as of December 31, 2005                                      6-month          12-month
====================================================================================================
U.S. equities (Standard & Poor's 500 Index)                                + 5.77%           + 4.91%
----------------------------------------------------------------------------------------------------
Small-cap U.S. equities (Russell 2000 Index)                               + 5.88            + 4.55
----------------------------------------------------------------------------------------------------
International equities (MSCI Europe Australasia Far East Index)            +14.88            +13.54
----------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                        - 0.08            + 2.43
----------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)             + 0.60            + 3.51
----------------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)             + 1.48            + 2.26
----------------------------------------------------------------------------------------------------

In hindsight, these numbers are reasonably good given the headwinds facing the markets in 2005. U.S. equities found support in strong corporate earnings, low core inflation and healthy company balance sheets. Strength in the global economy and non-U.S. equity markets helped, as did robust dividend-distribution, share-buyback and merger-and-acquisition activity. International stocks had an excellent year, with many markets benefiting from strong economic statistics, trade surpluses and solid finances. In the U.S. bond market, long-term yields remained low and, at year-end, the Treasury curve appeared ready to invert.

As 2006 begins, the largest question marks center on the Fed's future moves, the U.S. consumer's ability (or inability) to continue spending, the direction of the U.S. dollar following a year of appreciation and the potential for continued strong economic and corporate earnings growth. As you turn the calendar and consider how these factors might impact your investments, remember that the new year is a good time to meet with your financial advisor to review your financial goals, and to make portfolio changes where necessary. For investing insights and timely "food for thought" for investors, we also invite you to visit Shareholder magazine at www.mlim.ml.com/shareholdermagazine.

As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the new year and beyond.

                                                      Sincerely,


                                                      /s/ Robert C. Doll, Jr.

                                                      Robert C. Doll, Jr.
                                                      President and Director


                THE EUROPE FUND, INC.           DECEMBER 31, 2005              3

A Discussion With Your Fund's Portfolio Manager

      The Fund outperformed the benchmark MSCI Europe Index for the fiscal year, benefiting from favorable stock selection across various industries.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended December 31, 2005, the Common Stock of The Europe Fund had a total investment return of +12.13%, based on a change in per share net asset value from $11.85 to $11.97, and assuming reinvestment of all distributions. For the same period, the Fund's benchmark, the Morgan Stanley Capital International (MSCI) Europe Index, returned +9.42% (U.S. dollar adjusted).

For the six-month period ended December 31, 2005, the Fund's Common Stock had a total investment return of +11.85%, based on a change in per share net asset value from $11.88 to $11.97, and assuming reinvestment of all distributions. The benchmark returned +9.84% for the same period.

The past 12 months represented a very strong year for the broad markets in Europe, making the Fund's outperformance of the benchmark even more gratifying. The positive performance attribution was derived from both strong stock selection and sector allocation decisions.

With oil prices reaching record highs over the past year, the energy sector was a clear standout in the market. The strategy we employed in the energy sector benefited Fund performance significantly. Specifically, we sold large integrated companies, including BP Amoco Plc and Royal Dutch, and redeployed the proceeds from those sales into smaller oil and gas exploration and production companies. This included companies like Cairn Energy Plc, British Energy Group Plc and Tullow Oil Plc, which benefited much more significantly from the strength in the oil price and outperformed the larger companies. This shift, and the positive attribution we realized from it, was the most significant contributor to Fund performance for the year.

Also adding substantially to performance was our overall weighting and good stock selection in the banking sector. We had increased our exposure to banking stocks throughout Europe given what we viewed as compelling relative valuations, significant earnings growth potential among banking companies, attractive yields and relatively subdued volatility. This move paid off as the sector and our individual stock picks performed strongly. Among them were Capitalia SpA, Anglo Irish Bank Corporation Plc, HVB and Societe Generale.

We funded our purchases of banks through the sale of shares in the telecommunications sector, where we thought the industry fundamentals were deteriorating and valuations were not particularly attractive. This move also aided performance. In fact, the reduction in telecommunications contributed as much to performance as the increase in banking.

Another noteworthy piece of performance came from the capital goods area, particularly our positions in large engineering companies. We increased our weighting in this area, and the stocks we bought continued to benefit from global economic growth as well as the recognition that, through their restructuring efforts, European companies were beginning to generate much higher levels of profitability.

At the individual stock level, U.K. mobile company O2 contributed 30 - 40 basis points (.30% - .40%) to the Fund's relative performance, as the stock price appreciated following a purchase offer from a Spanish telecommunications company. Italian bank Capitalia provided an equal contribution. In all, approximately 25 of our holdings generated at least 10 basis points of positive attribution for the year. On the negative side, French R&D consultancy company Altran Technologies U.K. Ltd. cost the Fund more than 50 basis points in performance. Several other individual holdings detracted modestly from performance.

Overall, the Fund's results demonstrated to us that our risk controls and portfolio construction disciplines were successful in diversifying the portfolio, and also that our analysis and stock picking allowed us to capture value in many different industries.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.


4               THE EUROPE FUND, INC.           DECEMBER 31, 2005

What changes were made to the portfolio during the period?

As outlined in our semi-annual report to shareholders dated June 30, 2005, we altered the structure of the portfolio significantly following a change in Fund management on June 1, 2005. To recap, we reduced exposure to smaller-capitalization stocks in favor of large-capitalization stocks, significantly increased the Fund's weighting in U.K.-listed companies, and reduced the Fund's overweight position in France. In addition, we trimmed the total number of portfolio holdings from roughly 80 to approximately 50, and reduced the size of some of the largest positions to create a portfolio of stocks that is more evenly weighted, thereby moderating the Fund's risk profile.

As mentioned earlier, we increased our position in the banking sector, a move that contributed to performance for the year. We accomplished this across a range of banks throughout Europe. Notably, while banking companies in Ireland, France and the U.K. benefit from similar trends, they are not closely correlated in terms of their risk characteristics -- an important consideration for managing risk in the portfolio.

In the food, beverages & tobacco sector, we increased our commitment from 3% of net assets to 10.3%. This is a diverse industry, affording us exposure to tobacco stocks, alcoholic beverage companies and food manufacturers, including companies that make dairy products and baby food. This sector is showing strong growth, in our view, and good valuation support.

We funded some of our new purchases through the sale of telecommunications shares, an area that offered less compelling value, and the liquidation of our position in Altran (formerly the Fund's largest holding) and other smaller technology positions. Although we did not alter our overall weighting in energy, we did trade within the sector as opportunities presented themselves, making the sector the biggest contributor to performance for the year.

How would you characterize the Fund's position at the close of the period?

At the end of period, the Fund was significantly overweight in banks and, to a lesser extent, in food, beverage & tobacco and capital goods stocks. The Fund was underweight in the telecommunications, insurance, diversified financials and materials sectors.

Our goal is to derive outperformance through good stock and industry selection across a diversified portfolio of approximately 50 stocks, rather than relying on the direction of the market. As such, we have strong convictions about each stock we hold -- none being a neutral or underweight position.

In general, we continue to believe that European equities are a good value, not only relative to other equity markets, but also compared to bonds. Stock valuations are attractive, restructuring and corporate profitability is high, company balance sheets are strong, and capital generation and dividend payouts are healthy and growing. For the first time in nearly 20 years, we are starting to see European companies retake market share on the global stage, which could signal that there is more outperformance to come.

Overall, the global markets have performed extremely well since the lows of March 2003. Now two and a half years into a strong bull market, it appears unlikely that stocks can deliver the same level of returns as they have in the past three years. Therefore, it is reasonable to anticipate more modest returns in the year ahead, albeit positive returns. Against this backdrop, we will continue our search for the most attractive opportunities the European markets have to offer.

Gavin Corr
Portfolio Manager

January 9, 2006


                THE EUROPE FUND, INC.           DECEMBER 31, 2005              5

Schedule of Investments                                        (in U.S. dollars)

                                                                     Shares
Country        Industry         Common Stocks                          Held                 Value
====================================================================================================
Austria--2.9%
               Commercial Banks--1.3%
               Bank Austria Creditanstalt AG                         13,951             $  1,546,692
               -------------------------------------------------------------------------------------
               Oil, Gas & Consumable Fuels--1.6%
               OMV AG                                                33,711                1,968,311
               -------------------------------------------------------------------------------------
               Total Common Stocks in Austria                                              3,515,003
====================================================================================================
Belgium--1.6%
               Commercial Banks--1.6%
               KBC Groep NV                                          20,959                1,944,402
               -------------------------------------------------------------------------------------
               Total Common Stocks in Belgium                                              1,944,402
====================================================================================================
Finland--1.6%
               Electric Utilities--1.6%
               Fortum Oyj                                           105,684                1,974,610
               -------------------------------------------------------------------------------------
               Total Common Stocks in Finland                                              1,974,610
====================================================================================================
France--18.6%
               Beverages--1.7%
               Pernod Ricard SA                                      11,987                2,084,130
               -------------------------------------------------------------------------------------
               Commercial Banks--4.5%
               BNP Paribas SA                                        37,260                3,003,988
               Societe Generale 'A'                                  19,903                2,439,220
                                                                                        ------------
                                                                                           5,443,208
               -------------------------------------------------------------------------------------
               Construction & Engineering--1.8%
               Vinci SA                                              24,670                2,114,081
               -------------------------------------------------------------------------------------
               Electrical Equipment--1.7%
               Schneider Electric SA                                 22,786                2,025,201
               -------------------------------------------------------------------------------------
               Food Products--1.8%
               Groupe DANONE                                         21,422                2,229,932
               -------------------------------------------------------------------------------------
               Media--2.0%
               Vivendi Universal SA                                  76,533                2,388,666
               -------------------------------------------------------------------------------------
               Oil, Gas & Consumable Fuels--3.5%
               Total SA                                              16,670                4,172,514
               -------------------------------------------------------------------------------------
               Wireless Telecommunication Services--1.6%
               Bouygues SA                                           39,631                1,930,643
               -------------------------------------------------------------------------------------
               Total Common Stocks in France                                              22,388,375
====================================================================================================
Germany--8.0%
               Diversified Telecommunication Services--1.6%
               Deutsche Telekom AG                                  116,283                1,931,238
               -------------------------------------------------------------------------------------
               Industrial Conglomerates--2.5%
               Siemens AG                                            35,025                2,991,118
               -------------------------------------------------------------------------------------
               Multi-Utilities--1.9%
               RWE AG                                                31,357                2,313,549
               -------------------------------------------------------------------------------------
               Software--2.0%
               SAP AG (Systeme, Anwendungen, Produkte
               in der Datenverarbeitung)                             13,343                2,410,547
               -------------------------------------------------------------------------------------
               Total Common Stocks in Germany                                              9,646,452
====================================================================================================
Ireland--3.4%
               Commercial Banks--1.5%
               Anglo Irish Bank Corporation Plc                     118,192                1,788,676
               -------------------------------------------------------------------------------------
               Construction Materials--1.9%
               CRH Plc                                               78,298                2,295,059
               -------------------------------------------------------------------------------------
               Total Common Stocks in Ireland                                              4,083,735
====================================================================================================
Italy--7.5%
               Commercial Banks--4.1%
             + SanPaolo IMI SpA                                     131,836                2,055,185
               UniCredito Italiano SpA                              415,536                2,851,179
                                                                                        ------------
                                                                                           4,906,364
               -------------------------------------------------------------------------------------
               Electric Utilities--2.0%
               Enel SpA                                             304,102                2,378,924
               -------------------------------------------------------------------------------------
               Oil, Gas & Consumable Fuels--1.4%
               ERG SpA                                               72,462                1,734,240
               -------------------------------------------------------------------------------------
               Total Common Stocks in Italy                                                9,019,528
====================================================================================================
Netherlands--3.8%
               Beverages--0.5%
               Heineken NV                                           17,888                  565,053
               -------------------------------------------------------------------------------------
               Media--1.6%
               VNU NV                                                58,930                1,947,002
               -------------------------------------------------------------------------------------
               Semiconductors & Semiconductor Equipment--1.7%
             + STMicroelectronics NV                                113,601                2,032,753
               -------------------------------------------------------------------------------------
               Total Common Stocks in the Netherlands                                      4,544,808
====================================================================================================
Norway--1.4%
               Oil, Gas & Consumable Fuels--1.4%
               Statoil ASA                                           73,038                1,671,905
               -------------------------------------------------------------------------------------
               Total Common Stocks in Norway                                               1,671,905
====================================================================================================
Spain--6.8%
               Commercial Banks--5.1%
               Banco Bilbao Vizcaya Argentaria SA                   165,024                2,935,386
               Banco Santander Central Hispano SA                   241,954                3,182,178
                                                                                        ------------
                                                                                           6,117,564
               -------------------------------------------------------------------------------------
               Tobacco--1.7%
               Altadis SA                                            47,038                2,126,137
               -------------------------------------------------------------------------------------
               Total Common Stocks in Spain                                                8,243,701
====================================================================================================
Sweden--3.7%
               Communications Equipment--2.2%
               Telefonaktiebolaget LM Ericsson                      772,304                2,649,197
               -------------------------------------------------------------------------------------
               Tobacco--1.5%
               Swedish Match AB                                     158,170                1,858,228
               -------------------------------------------------------------------------------------
               Total Common Stocks in Sweden                                               4,507,425
====================================================================================================
Switzerland--11.3%
               Capital Markets--1.5%
               Julius Baer Holding Ltd.                              25,391                1,793,620
               -------------------------------------------------------------------------------------
               Chemicals--1.6%
             + Syngenta AG                                           15,136                1,877,716
               -------------------------------------------------------------------------------------
               Food Products--3.1%
               Nestle SA                                             12,656                3,773,897
               -------------------------------------------------------------------------------------
               Pharmaceuticals--3.2%
               Novartis AG                                           72,675                3,807,587
               -------------------------------------------------------------------------------------
               Textiles, Apparel & Luxury Goods--1.9%
               Compagnie Financiere Richemont AG                     53,330                2,314,561
               -------------------------------------------------------------------------------------
               Total Common Stocks in Switzerland                                         13,567,381
====================================================================================================


6               THE EUROPE FUND, INC.           DECEMBER 31, 2005

Schedule of Investments (concluded)                            (in U.S. dollars)

                                                                     Shares
Country        Industry         Common Stocks                          Held                 Value
====================================================================================================
United Kingdom--29.0%
               Aerospace & Defense--1.7%
               BAE Systems Plc                                      315,985             $  2,070,855
               -------------------------------------------------------------------------------------
               Chemicals--1.5%
               Imperial Chemical Industries Plc                     312,129                1,779,001
               -------------------------------------------------------------------------------------
               Commercial Banks--9.1%
               Barclays Plc                                         271,431                2,847,113
               Lloyds TSB Group Plc                                 310,052                2,600,179
               Royal Bank of Scotland Group Plc                     120,449                3,628,978
               Standard Chartered Plc                                84,117                1,870,069
                                                                                        ------------
                                                                                          10,946,339
               -------------------------------------------------------------------------------------
               Food & Staples Retailing--1.2%
               J Sainsbury Plc                                      254,062                1,374,988
               -------------------------------------------------------------------------------------
               Hotels, Restaurants & Leisure--1.6%
               Enterprise Inns Plc                                  119,942                1,931,427
               -------------------------------------------------------------------------------------
               Independent Power Producers & Energy Traders--1.5%
               International Power Plc                              440,652                1,811,779
               -------------------------------------------------------------------------------------
               Multiline Retail--1.8%
               Marks & Spencer Group Plc                            247,186                2,142,986
               -------------------------------------------------------------------------------------
               Oil, Gas & Consumable Fuels--2.9%
             + Cairn Energy Plc                                      52,769                1,739,339
               Tullow Oil Plc                                       388,720                1,801,792
                                                                                        ------------
                                                                                           3,541,131
               -------------------------------------------------------------------------------------
               Pharmaceuticals--6.4%
               AstraZeneca Plc                                       68,791                3,340,940
               GlaxoSmithKline Plc                                  175,134                4,416,684
                                                                                        ------------
                                                                                           7,757,624
               -------------------------------------------------------------------------------------
               Specialty Retail--1.3%
               Kesa Electricals Plc                                 356,439                1,590,972
               -------------------------------------------------------------------------------------
               Total Common Stocks in the United Kingdom                                  34,947,102
====================================================================================================
               Total Investments
               (Cost--$111,817,414*)--99.6%                                              120,054,427

               Other Assets Less Liabilities--0.4%                                           478,161
                                                                                        ------------
               Net Assets--100.0%                                                       $120,532,588
                                                                                        ============

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost .........................................    $ 112,083,120
                                                                  =============
      Gross unrealized appreciation ..........................    $   8,700,310
      Gross unrealized depreciation ..........................         (729,003)
                                                                  -------------
      Net unrealized appreciation ............................    $   7,971,307
                                                                  =============

+     Non-income producing security.

o For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

      See Notes to Financial Statements.


                THE EUROPE FUND, INC.           DECEMBER 31, 2005              7

Statement of Assets and Liabilities

As of December 31, 2005
===============================================================================================================================
Assets
-------------------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value
                         (identified cost--$111,817,414) ...................................                      $ 120,054,427
                       Cash ................................................................                          1,019,956
                       Foreign cash (cost--$294,442) .......................................                            291,533
                       Receivables:
                          Dividends ........................................................    $     209,237
                          Interest .........................................................               58           209,295
                                                                                                -------------------------------
                       Total assets ........................................................                        121,575,211
                                                                                                                  -------------
===============================================================================================================================
Liabilities
-------------------------------------------------------------------------------------------------------------------------------
                       Payables:
                          Distributions to shareholders ....................................          831,289
                          Investment adviser ...............................................           80,325
                          Administration fees ..............................................           26,775           938,389
                                                                                                -------------
                       Accrued expenses ....................................................                            104,234
                                                                                                                  -------------
                       Total liabilities ...................................................                          1,042,623
                                                                                                                  -------------
===============================================================================================================================
Net Assets
-------------------------------------------------------------------------------------------------------------------------------
                       Net assets ..........................................................                      $ 120,532,588
                                                                                                                  =============
===============================================================================================================================
Net Assets Consist of
-------------------------------------------------------------------------------------------------------------------------------
                       Common Stock, $.001 par value (authorized 100,000,000 shares) .......                      $      10,066
                       Paid-in capital in excess of par ....................................                        107,043,052
                       Undistributed investment income--net ................................    $   1,076,696
                       Undistributed realized capital gains--net ...........................        4,176,408
                       Unrealized appreciation--net ........................................        8,226,366
                                                                                                -------------
                       Total accumulated earnings--net .....................................                         13,479,470
                                                                                                                  -------------
                       Net Assets--Equivalent to $11.97 per share based on 10,066,319
                         shares of Common Stock issued and outstanding .....................                      $ 120,532,588
                                                                                                                  =============

      See Notes to Financial Statements.


8               THE EUROPE FUND, INC.           DECEMBER 31, 2005

Statement of Operations

For the Year Ended December 31, 2005
===============================================================================================================================
Investment Income
-------------------------------------------------------------------------------------------------------------------------------
                       Dividends (net of $272,852 foreign withholding tax) .................                      $   2,859,249
                                                                                                                  -------------
                       Total income ........................................................                          2,859,249
                                                                                                                  -------------
===============================================================================================================================
Expenses
-------------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ............................................    $     918,446
                       Administration fees .................................................          306,148
                       Custodian fees ......................................................          106,322
                       Transfer agent fees .................................................           61,211
                       Professional fees ...................................................           52,668
                       Printing and shareholder reports ....................................           47,963
                       Listing fees ........................................................           19,117
                       Directors' fees and expenses ........................................           16,600
                       Other ...............................................................           27,163
                                                                                                -------------
                       Total expenses ......................................................                          1,555,638
                                                                                                                  -------------
                       Investment income--net ..............................................                          1,303,611
                                                                                                                  -------------
===============================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-------------------------------------------------------------------------------------------------------------------------------
                       Realized gain (loss) on:
                          Investments--net .................................................       31,275,030
                          Foreign currency transactions--net ...............................         (226,915)       31,048,115
                                                                                                -------------
                       Change in unrealized appreciation (depreciation) on:
                          Investments--net .................................................      (18,746,471)
                          Foreign currency transactions--net ...............................          (32,049)      (18,778,520)
                                                                                                -------------------------------
                       Total realized and unrealized gain--net .............................                         12,269,595
                                                                                                                  -------------
                       Net Increase in Net Assets Resulting from Operations ................                      $  13,573,206
                                                                                                                  =============

      See Notes to Financial Statements.


                THE EUROPE FUND, INC.           DECEMBER 31, 2005              9

Statements of Changes in Net Assets

                                                                                                For the Year Ended December 31,
                                                                                                -------------------------------
Increase (Decrease) in Net Assets:                                                                   2005              2004
===============================================================================================================================
Operations
-------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ..............................................    $   1,303,611     $     956,936
                       Realized gain--net ..................................................       31,048,115         3,246,172
                       Change in unrealized appreciation (depreciation)--net ...............      (18,778,520)       12,452,567
                                                                                                -------------------------------
                       Net increase in net assets resulting from operations ................       13,573,206        16,655,675
                                                                                                -------------------------------
===============================================================================================================================
Dividends and Distributions to Shareholders
-------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ..............................................               --        (4,476,840)
                       Tax return of capital--net ..........................................               --        (3,323,551)
                       Realized gain--net ..................................................      (12,327,939)               --
                                                                                                -------------------------------
                       Net decrease in net assets resulting from dividends and distributions
                        to shareholders ....................................................      (12,327,939)       (7,800,391)
                                                                                                -------------------------------
===============================================================================================================================
Net Assets
-------------------------------------------------------------------------------------------------------------------------------
                       Total increase in net assets ........................................        1,245,267         8,855,284
                       Beginning of year ...................................................      119,287,321       110,432,037
                                                                                                -------------------------------
                       End of year* ........................................................    $ 120,532,588     $ 119,287,321
                                                                                                ===============================
                          * Undistributed investment income--net ...........................    $   1,076,696                --
                                                                                                ===============================

      See Notes to Financial Statements.


10              THE EUROPE FUND, INC.           DECEMBER 31, 2005

Financial Highlights

                                                                                   For the Year Ended December 31,
The following per share data and ratios have been derived         ---------------------------------------------------------------
from information provided in the financial statements.               2005          2004          2003          2002         2001
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year .....   $  11.85      $  10.97      $   8.07      $  12.03     $  17.01
                                                                  ---------------------------------------------------------------
                       Investment income--net .................        .13           .10           .07           .11          .06
                       Realized and unrealized gain (loss)--net       1.21          1.55          3.41         (3.23)       (3.86)
                                                                  ---------------------------------------------------------------
                       Total from investment operations .......       1.34          1.65          3.48         (3.12)       (3.80)
                                                                  ---------------------------------------------------------------
                       Less dividends and distributions:
                          Investment income--net* .............         --          (.44)         (.08)         (.10)        (.06)
                          Realized gain--net ..................      (1.22)           --            --            --         (.81)
                                                                  ---------------------------------------------------------------
                          Total dividends .....................      (1.22)         (.44)         (.08)         (.10)        (.87)
                                                                  ---------------------------------------------------------------
                          Tax return of capital--net ..........         --          (.33)         (.50)         (.74)        (.31)
                                                                  ---------------------------------------------------------------
                          Total distributions .................         --          (.33)         (.50)         (.74)        (.31)
                                                                  ---------------------------------------------------------------
                       Total dividends and distributions ......      (1.22)         (.77)         (.58)         (.84)       (1.18)
                                                                  ---------------------------------------------------------------
                       Net asset value, end of year ...........   $  11.97      $  11.85      $  10.97      $   8.07     $  12.03
                                                                  ===============================================================
                       Market price per share, end of year ....   $  10.81      $  11.34      $   9.89      $   7.10     $  10.40
                                                                  ===============================================================
=================================================================================================================================
Total Investment Return**
---------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .....      12.13%        15.57%        43.49%       (25.34%)     (21.53%)
                                                                  ===============================================================
                       Based on market price per share ........       5.82%        22.68%        47.04%       (24.02%)     (23.07%)
                                                                  ===============================================================
=================================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------------
                       Expenses ...............................       1.27%         1.22%         1.30%         1.28%        1.30%
                                                                  ===============================================================
                       Investment income--net .................       1.06%          .85%          .81%         1.04%         .45%
                                                                  ===============================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year (in thousands) .   $120,533      $119,287      $110,432      $ 81,221     $121,059
                                                                  ===============================================================
                       Portfolio turnover .....................     260.00%        35.68%        42.54%        28.87%       23.93%
                                                                  ===============================================================

* Realized gains (losses) on foreign currency related transactions--net, if any, are included with and distributed as investment income--net in accordance with provisions of the Internal Revenue Code.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effect of sales charges.

      See Notes to Financial Statements.


                THE EUROPE FUND, INC.           DECEMBER 31, 2005             11

Notes to Financial Statements

1. Significant Accounting Policies:

The Europe Fund, Inc. (the "Fund") was incorporated in Maryland in 1990, as a closed-end, diversified management investment company. The Fund's investment objective is long-term capital appreciation through investment primarily in European equity securities. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock is listed on the New York Stock Exchange ("NYSE") under the symbol EF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.


12              THE EUROPE FUND, INC.           DECEMBER 31, 2005

o Forward foreign exchange contracts -- The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write covered call options and put options and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Foreign currency options and futures -- The Fund may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The Fund intends to distribute to shareholders annually by the end of January an amount equal to at least 7% of the Fund's net asset value determined as of the beginning of the previous calendar year. If, for any calendar year, the aggregate of net investment income and net realized capital gains (if any) is less than 7% of the Fund's net asset value as of the beginning of that calendar year, the difference will be distributed from the Fund's paid-in surplus.

(g) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(h) Reclassifications -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year,


                THE EUROPE FUND, INC.           DECEMBER 31, 2005             13

Notes to Financial Statements (concluded)

$226,915 has been reclassified between undistributed net investment income and undistributed net realized capital gains as a result of permanent differences attributable to foreign currency transactions. This reclassification has no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Management Agreement (the "Management Agreement") with Merrill Lynch Investment Managers International Limited (the "Manager" or "MLIMIL").

The Management Agreement provides that the Fund will pay the Manager a fee, computed weekly and payable monthly, at the following rates: .75% of the Fund's average weekly net assets up to $250 million, and .65% of such assets in excess of $250 million. The Manager makes investment decisions on behalf of the Fund subject to the overall supervision of the Board of Directors. The Manager is a subsidiary of Merrill Lynch Investment Managers Limited, the ultimate parent of which is Merrill Lynch & Co., Inc. ("ML & Co.")

The Fund has entered into an Administration Agreement with Princeton Administrators, L.P. (the "Administrator"). The Administration Agreement provides that the Fund will pay the Administrator a fee at the annual rate of ..25% of the Fund's average weekly net assets up to $200 million and .20% on such assets in excess of $200 million. The Administrator performs administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing certain reports and documents required by laws and regulations, and provides the Fund with administrative office facilities. The Administrator is a wholly-owned affiliate of ML & Co.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIMIL, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIMIL or its affiliates.

Certain directors and officers of the Fund are also directors and officers of the Administrator.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2005 were $313,049,309 and $325,484,495, respectively.

4. Capital:

There are 100 million shares of $0.001 par value common stock authorized. Of the 10,066,319 shares outstanding at December 31, 2005 MLIMIL owned 2,176 shares in respect of the Fund's initial seed capital and reinvested distributions.

5. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 was as follows:

--------------------------------------------------------------------------------
                                                       2005              2004
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ..........................                --       $ 4,476,840
  Net long-term capital gains ..............       $12,327,939                --
                                                   -----------------------------
  Tax return of capital ....................                --         3,323,551
                                                   -----------------------------
Total distributions ........................       $12,327,939       $ 7,800,391
                                                   =============================

As of December 31, 2005, the components of accumulated earnings on a tax basis were as follows:

-------------------------------------------------------------------------------
Undistributed ordinary income--net .........................        $ 4,561,368
Undistributed long-term capital gains--net .................            957,441
                                                                    -----------
Total undistributed earnings--net ..........................          5,518,809
Capital loss carryforward ..................................                 --
Unrealized gains--net ......................................          7,960,661*
                                                                    -----------
Total accumulated earnings -- net ..........................        $13,479,470
                                                                    ===========

* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.

6. Subsequent Event:

On February 17, 2006, the Board of Directors authorized the Fund, at the discretion of the Fund officers, to engage in periodic open market repurchases of up to 5% of the Fund's outstanding Common Stock. In deciding whether to repurchase Common Stock, the Fund will attempt to balance the potential benefit to shareholders of any possible increase in the net asset value per share resulting from such purchases against the decrease in the assets of the Fund and the potential increase in the ratio of expenses to assets of the Fund and consequent reduction in shareholder returns. Subject to its investment restrictions, the Fund may borrow to finance the repurchase of shares.


14              THE EUROPE FUND, INC.           DECEMBER 31, 2005

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of The Europe Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of The Europe Fund, Inc., including the schedule of investments, as of December 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Europe Fund, Inc. at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years indicated, in conformity with U.S. generally accepted accounting principles.


                                                /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
February 8, 2006

Fund Certification (unaudited)

In September 2005, the Fund filed its Chief Executive Officer Certification for the prior year with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund's Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund's Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Important Tax Information (unaudited)

The Europe Fund, Inc. distributed long-term capital gains of $1.224672 per share to shareholders of record on December 20, 2005.


                THE EUROPE FUND, INC.           DECEMBER 31, 2005             15

Distribution Reinvestment and Cash Purchase Plan

Pursuant to the Fund's Distribution Reinvestment and Cash Purchase Plan (the"Plan"), shareholders will have all distributions, net of any applicable U.S. withholding tax (including, in the case of non-U.S. shareholders, backup withholding taxes) automatically reinvested by The Bank of New York (the "Plan Agent") in Fund shares pursuant to the Plan. Shareholders who do not wish to participate in the Plan or who wish to terminate participation in the Plan may elect, by notifying the Plan Agent in writing, to receive all distributions, net of any applicable U.S. withholding tax, in cash paid by check in U.S. dollars mailed directly to the shareholder by the Plan Agent, as dividend paying agent. In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are to participate in the Plan. A beneficial owner of shares registered in the name of a bank, broker or other nominee should consult with the nominee to determine whether they should participate in the Plan or how they may withdraw from the Plan. A beneficial owner holding shares through a nominee may not be able to transfer his shares and continue to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare a distribution, participants in the Plan will receive the equivalent in shares of the Fund valued as set forth below. Whenever market price is equal to or exceeds net asset value at the time shares are valued for the purpose of determining the number of shares equivalent to the cash distribution, participants will be issued shares of the Fund at a price equal to the greater of net asset value or an amount equal to 95% of the then current market price of the Fund's shares. The Fund will not issue shares under the Plan below net asset value. If net asset value exceeds the market price of Fund shares at that time, or if the Fund should declare a distribution payable only in cash (i.e., if the Board of Directors should preclude reinvestment at net asset value), the Plan Agent will buy, as agent for the participants, Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. Purchases by the Plan Agent will be made on or shortly after the payment date for the distribution and in no event more than 30 days after that date except where temporary curtailment or suspension of purchase is necessary to comply with U.S. federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, quarterly, in any amount from US$100 to US$3,000, for investment in the Fund's Common Stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market on or about March 15, June 15, September 15 and December 15 of each year. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before March 15, June 15, September 15 or December 15, as the case may be. Optional cash payments must be made in U.S. dollars. Optional cash payments drawn on a non-U.S. bank will be subject to collection fees and must be collected by the foregoing quarterly dates to be invested. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before the payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.


16              THE EUROPE FUND, INC.           DECEMBER 31, 2005

There is no charge to participants for reinvesting distributions. The Plan Agent's fees for the reinvestment of distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with voluntary cash payments made by the participant or any distributions payable only in cash.

With respect to purchases with voluntary cash payments, the Plan Agent will charge US$2 for each purchase for a participant, plus a pro rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for these transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the proportionately lower commission thus attainable.

The receipt of distributions under the Plan will not relieve participants of any income tax (including withholding tax) which may be payable on the distributions. Under presently outstanding regulations, shareholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated, for U.S. federal income tax purposes, as receiving a taxable distribution in an amount equal to the amount of money that the shareholders receiving cash dividends will receive, and should have a cost basis in the shares received equal to such amount.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for the distribution. The Plan also may be amended by the Fund or the Plan Agent, but only by at least 30 days' written notice to participants in the Plan (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority). Further information concerning the Plan may be obtained by contacting the Plan Agent at P.O. 11260, Church Street Station, New York, New York 10277-1260, Attention:
Dividend Reinvestment Service, or by calling 1-800-524-4458.

Proxy Results

During the six-month period ended December 31, 2005, The Europe Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on August 23, 2005. A description of the proposal and number of shares voted are as follows:

-------------------------------------------------------------------------------------------------------
                                                                        Shares Voted    Shares Withheld
                                                                             For          From Voting
-------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:      Robert C. Doll, Jr.       8,281,136         621,827
                                                David O. Beim             8,282,967         619,996
                                                James T. Flynn            8,282,554         620,409
                                                W. Carl Kester            8,292,258         610,705
                                                Karen P. Robards          8,290,305         612,658
-------------------------------------------------------------------------------------------------------


                THE EUROPE FUND, INC.           DECEMBER 31, 2005             17

Officers and Directors

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  President of the MLIM/FAM-advised funds since 2005;   131 Funds       None
Doll, Jr.*  Princeton, NJ  and          present  President of MLIM and FAM since 2001; Co-Head         177 Portfolios
            08543-9011     Director              (Americas Region) thereof from 2000 to 2001 and
            Age: 51                              Senior Vice President from 1999 to 2001; President
                                                 and Director of Princeton Services, Inc. ("Princeton
                                                 Services") since 2001; President of Princeton
                                                 Administrators, L.P. ("Princeton Administrators")
                                                 since 2001; Chief Investment Officer of Oppenheimer-
                                                 Funds, Inc. in 1999 and Executive Vice President
                                                 thereof from 1991 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            *   Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as described in the Investment Company Act, of the Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton Administrators.
                Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
                As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.

====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
David O.    P.O. Box 9095  Director     2000 to  Professor of Finance and Economics at the Columbia    20 Funds        None
Beim**      Princeton, NJ               present  University Graduate School of Business since 1991;    26 Portfolios
            08543-9095                           Chairman of Outward Bound U.S.A. from 1997 to
            Age: 65                              2001; Chairman of Wave Hill, Inc. since 1990; Trustee
                                                 of Phillips Exeter Academy from 2002 to present.
------------------------------------------------------------------------------------------------------------------------------------
James T.    P.O. Box 9095  Director     2000 to  Chief Financial Officer of JPMorgan & Co., Inc. from  20 Funds        None
Flynn       Princeton, NJ               present  1990 to 1995 and an employee of JPMorgan in           26 Portfolios
            08543-9095                           various capacities from 1967 to 1995.
            Age: 66
------------------------------------------------------------------------------------------------------------------------------------
W. Carl     P.O. Box 9095  Director     2000 to  Mizuho Financial Group, Professor of Finance,         21 Funds        None
Kester      Princeton, NJ               present  Harvard Business School, Unit Head, Finance since     27 Portfolios
            08543-9095                           2005; Senior Associate Dean and Chairman of the
            Age: 54                              MBA Program of Harvard Business School, 1999
                                                 to 2005; Member of the faculty of Harvard Business
                                                 School since 1981. Independent Consultant
                                                 since 1978.
------------------------------------------------------------------------------------------------------------------------------------
Karen P.    P.O. Box 9095  Director     2000 to  President of Robards & Company, a financial advisory  20 Funds        AtriCure,
Robards***  Princeton, NJ               present  firm since 1987; formerly an investment banker with   26 Portfolios   Inc. (medical
            08543-9095                           Morgan Stanley for more than ten years; Director                      devices)
            Age: 55                              of Enable Medical Corp. from 1996 to 2005;
                                                 Director of AtriCure, Inc. since 2000; Director of
                                                 the Cooke Center for Learning and Development,
                                                 a not-for-profit organization, since 1987.
            ------------------------------------------------------------------------------------------------------------------------
            *     Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
            **    Chairman of the Audit Committee.
            ***   Chair of the Board.


18              THE EUROPE FUND, INC.           DECEMBER 31, 2005

Officers and Directors (concluded)

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served     Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1999 to    First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present    Senior Vice President and Treasurer of Princeton Services since 1999 and Director
            08543-9011     and                     since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999 and
            Age: 45        Treasurer               Director since 2004; Vice President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from 1990 to 2001; Vice President, Treasurer and Secretary of
                                                   the IQ Funds since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Gavin Corr  P.O. Box 9011  Vice         2005 to    Managing Director of MLIM since 2005; Manager of European equity portfolios,
            Princeton, NJ  President    present    Morley Fund Management from 2002 to 2004; Chief Investment Director of Retail
            08543-9011                             Mutual Funds, American Express Asset Management from 1995 to 2002.
            Age: 37
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to    Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President
Hiller      Princeton, NJ  Compliance   present    and Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief
            08543-9011     Officer                 Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at
            Age: 54                                Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
                                                   Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                                   Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance
                                                   Officer at  Prudential Financial from 1995 to 2000; Senior Counsel in the
                                                   Commission's Division of Enforcement in Washington, D.C. from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to    Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
Pellegrino  Princeton, NJ               present    2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD and
            08543-9011                             Princeton since 2004.
            Age: 45
            ------------------------------------------------------------------------------------------------------------------------
            *     Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

The Bank of New York
Avenue des Arts 35
1040 Brussels
Belgium

Transfer Agent

The Bank of New York
101 Barclay Street - 11 East
New York, NY 10286

NYSE Symbol

EF

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                THE EUROPE FUND, INC.           DECEMBER 31, 2005             19

[LOGO] Merrill Lynch   Investment Managers
www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com

The Europe Fund, Inc. seeks long-term capital appreciation through investment primarily in European equity securities.

This report, including the financial information herein, is transmitted to shareholders of The Europe Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

The Europe Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                   #TEF -- 12/05

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) David O. Beim, (2) W. Carl Kester, (3) James T. Flynn and (4) Karen P. Robards.

         The registrant's board of directors has determined that David O. Beim,
         W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

         Mr. Beim has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. For 25 years, Mr. Beim was an investment banker actively engaged in financial analysis for securities transactions and mergers. These transactions presented a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements. Mr. Beim has also been a professor of finance and economics at the Columbia University Graduate School of Business for the past 13 years.

         Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester's financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements.

         Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is the member of the Audit Committees of two privately held companies and a non-profit organization.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -         Fiscal Year Ending December 31, 2005 - $35,000
                                  Fiscal Year Ending December 31, 2004 - $34,000

         (b) Audit-Related Fees - Fiscal Year Ending December 31, 2005 - $0
                                  Fiscal Year Ending December 31, 2004 - $0

         (c) Tax Fees -           Fiscal Year Ending December 31, 2005 - $5,700
                                  Fiscal Year Ending December 31, 2004 - $5,200

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending December 31, 2005 - $0
                                  Fiscal Year Ending December 31, 2004 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending December 31, 2005 - $5,700
             Fiscal Year Ending December 31, 2004 - $5,200

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $0, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

         David O. Beim
         James T. Flynn
         W. Carl Kester
         Karen P. Robards

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -

         Proxy Voting Policies and Procedures

         Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

         The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

         In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

         In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

         The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

o Routine proposals related to requests regarding the formalities of corporate meetings.

o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of December 31, 2005.

         (a)(1) Mr. Gavin P. Corr is primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Mr. Corr has been a portfolio manager and Managing Director of MLIM since 2005. He was most recently at Morley Fund Management (April 2002 - October 2004) where he was responsible for running institutional mandates and off-shore products. Prior to this, Gavin worked at American Express Asset Management (May 1995 - December 2001) where he was Chief Investment Director of International Mutual Funds. He has over 15 years investment experience in European equities. He has been a portfolio manager of the Fund since 2005.

         (a)(2) As of December 31, 2005:

                                                                            (iii) Number of Other Accounts and
                       (ii) Number of Other Accounts Managed                 Assets for Which Advisory Fee is
                             and Assets by Account Type                              Performance-Based
                       Other                                              Other
                     Registered      Other Pooled                       Registered      Other Pooled
(i) Name of          Investment       Investment         Other          Investment       Investment         Other
Portfolio Manager    Companies         Vehicles         Accounts        Companies         Vehicles         Accounts
                   --------------                                     --------------

Gavin P. Corr                   0                6               11                0                0                0
                   $            0   $1,585,383,593   $  518,375,588   $            0   $            0   $            0

         (iv) Potential Material Conflicts of Interest

      Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

      Certain investments may be appropriate for the Fund and also for other clients advised by the Investment. Adviser and its affiliates, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Investment Adviser and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for the Fund may differ from the results achieved by other clients of the Investment Adviser and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Investment Adviser and its affiliates to be equitable to each. The Investment Adviser will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Investment Adviser and its affiliates in the interest of achieving the most favorable net results to the Fund.

      To the extent that the Fund's portfolio management team has responsibilities for managing accounts in addition to the Fund, a portfolio manager will need to divide his time and attention among relevant accounts.

      In some cases, a real, potential or apparent conflict may also arise where
(i) the Investment Adviser may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of the Fund's portfolio management team owns an interest in one fund or account he or she manages and not another.

         (a)(3) As of December 31, 2005:

      Portfolio Manager Compensation Overview

      The portfolio manager compensation program of Merrill Lynch Investment Managers and its affiliates (collectively, herein "MLIM") is critical to MLIM's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

      Compensation Program

      The elements of total compensation for MLIM portfolio managers are: fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate -- both up and down -- with the relative investment performance of the portfolios that they manage.

      Base Salary

      Under the MLIM approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

      Performance-Based Compensation

      MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, the portfolio manager incentive compensation is based on a formulaic compensation program.

      MLIM's formulaic portfolio manager compensation program includes: pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods and a measure of operational efficiency. If a portfolio manager's tenure is less than 5-years, performance periods will reflect time in position. For these purposes, the Fund's performance is compared to the Lipper International Large Cap Core Fund's classification. Portfolio managers are compensated based on products they manage. A smaller discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. MLIM also considers the extent to which individuals exemplify and foster Merrill Lynch's principles of Client Focus, Respect for the Individual, Teamwork, Responsible Citizenship and Integrity. All factors are considered collectively by MLIM management.

      Cash Bonus

      Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

      Stock Bonus

      A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of stock of Merrill Lynch & Co., Inc. (the "Company"). Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future Company stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the Company's shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the Company's performance. Portfolio managers therefore have a direct incentive to protect the Company's reputation for integrity.

      Other Compensation Programs

      Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participant in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of MLIM mutual funds (including their own fund) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of MLIM products and promotes continuity of successful portfolio management teams.

         (a)(4) Beneficial Ownership of Securities. As of December 31, 2005, Mr. Corr does not beneficially own any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Europe Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    --------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    The Europe Fund, Inc.

Date: February 21, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    --------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    The Europe Fund, Inc.

Date: February 21, 2006


By: /s/ Donald C. Burke
    --------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    The Europe Fund, Inc.

Date: February 21, 2006